UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 23, 2024

HYCROFT MINING HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

P.O. Box 3030, Winnemucca, Nevada 89446

(Address of principal executive offices)

(775) 304-0260

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	HYMCW	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	HYMCL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2024, the Board of Directors (the “Board”) of Hycroft Mining Holding Corporation (the “Company”) determined that Rebecca A. Jennings, the Company’s current Senior Vice President, General Counsel and Corporate Secretary, and David B. Thomas, the Company’s current Senior Vice President, General Manager, are “executive officers,” as such term is defined in Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In connection with such determination, the Company entered into an (i) an Employment Agreement, dated May 29, 2024, with Ms. Jennings (the “Jennings Agreement”), and (ii) an Employment Agreement, dated May 28, 2024, with Mr. Thomas (the “Thomas Agreement” and together with the Jennings Agreement, the “2024 Agreements”).

Ms. Jennings, age 55, joined the Company in October 2022 as Senior Vice President, General Counsel, and Corporate Secretary. She has over 25 years of experience in industry and private practice, having served as General Counsel and Corporate Secretary for Allied Nevada Gold Corp. (NYSE: ANV) from 2011 to 2014. From 2009 to 2011, Ms. Jennings served as Assistant Regional Counsel for Newmont Mining Corporation (NYSE: NEM). Ms. Jennings also served as General Counsel and Vice President of Human Resources for Approyo, Inc., a global cloud computing managed services provider, from 2018 to October 2022. Ms. Jennings holds a Bachelor of Arts from the University of Nevada and a Juris Doctorate, cum laude, from Seattle University School of Law.

Mr. Thomas, age 65, has served as Senior Vice President, General Manager of the Company since April 2024. Mr. Thomas joined the Company as Director, Environmental, Social and Government in December 2020, and he became interim General Manager in December 2021 and Vice President, General Manager in December 2022. He has an extensive background in business finance, project development and management. Mr. Thomas began his career in the oil and gas service industry, followed by 13 years in the financial services industry and 17 years in the mining industry. Prior to joining the Company in 2020, Mr. Thomas was President and General Manager of Haile Gold Mine in South Carolina from its 2007 inception with Romarco Minerals until the merger with Oceana Gold in 2015, remaining as Vice President & Country Director and Advisor until 2021. Mr. Thomas has extensive expertise in environmental permitting and mitigation, regulatory affairs as well as government and stakeholder development. Mr. Thomas is the brother of Diane R. Garrett, the Company’s President, Chief Executive Officer, and a member of the Board.

Jennings Employment Agreement

On May 29, 2024, the Company entered into the Jennings Agreement. The Jennings Agreement supersedes and replaces that certain Employment Agreement dated October 2, 2022, by and between the Company and Ms. Jennings.

Pursuant to the terms of the Jennings Agreement, Ms. Jennings agreed to serve as the Company’s Senior Vice President, General Counsel and Corporate Secretary in exchange for an annual base salary of $315,000 and an annual cash incentive bonus set at 50% of her annual base salary as the target, with bonus payments ranging from 0% to 150% of the target, based upon specific individual and corporate performance metrics to be determined from time to time by the Board or the Compensation Committee. Ms. Jennings is also eligible to participate in any equity-based compensation plans established or maintained by the Company for its senior officers. Ms. Jennings is an at-will employee whose employment may be terminated by the Company or by Ms. Jennings at any time, for any or no reason.

Thomas Employment Agreement

On May 28, 2024, the Company entered into the Thomas Agreement. Pursuant to the terms of the Thomas Agreement, Mr. Thomas agreed to serve as the Company’s Senior Vice President, General Manager in exchange for an annual base salary of $300,000 and an annual cash incentive bonus set at 50% of his annual base salary as the target, with bonus payments ranging from 0% to 150% of the target, based upon specific individual and corporate performance metrics to be determined from time to time by the Board or the Compensation Committee. Mr. Thomas is also eligible to participate in any equity-based compensation plans established or maintained by the Company for its senior officers. Mr. Thomas is an at-will employee whose employment may be terminated by the Company or by Mr. Thomas at any time, for any or no reason.

2024 Agreement Termination Payment Terms

The 2024 Agreements contain provisions entitling Ms. Jennings and Mr. Thomas to payments upon termination of their employment in certain circumstances, as described below.

Termination of Employment for any Reason

Pursuant to the 2024 Agreements, in the event the executive’s employment with the Company terminates for any reason, they (or their estate, as applicable) will be entitled to receive any earned but unpaid base salary, any earned but unpaid annual cash incentive bonus, any amounts that may be payable under any applicable executive benefit plan, expense reimbursements and COBRA benefits provided that a timely election for COBRA continuation coverage is made and the applicable amounts are paid.

Termination of Employment in the Event of Death or Disability

If the employment of Ms. Jennings or Mr. Thomas with the Company is terminated due to her or his death or disability, in addition to amounts payable and benefits provided as described under “Termination of Employment for any Reason” above, she or he (or their estate, as applicable) will be entitled to receive the pro rata portion of any bonus payable to them under the Company’s annual cash incentive plan for the year in which such termination for death or disability occurs determined based on the actual bonus attained for the fiscal year in which such termination occurs.

Termination by the Company Other than for Cause or Voluntary Termination by Executive for Good Reason

If the Company terminates the employment of Ms. Jennings or Mr. Thomas without Cause (as hereinafter defined), or either of them voluntarily terminates their employment for Good Reason (as hereinafter defined), they will be entitled to receive any earned but unpaid base salary, any earned but unpaid annual cash incentive bonus, any amounts that may be payable under any applicable executive benefit plan, expense reimbursements. In addition, the executive would be entitled to receive (i) a cash amount equal to 1.0 multiplied by their annual base salary, payable in equal instalments over the 12 months following the date of termination; and (ii) 12 months of continued coverage under the Company’s medical, dental, life and disability plans, at the same cost to the individual as in effect on the date of termination and COBRA benefits provided that a timely election for COBRA continuation coverage is made and the applicable amounts are paid.

Termination of Employment after a Change in Control

If within 90 days prior to, or one year after, a Change in Control (as hereinafter defined), the Company terminates the employment of Ms. Jennings or Mr. Thomas for reasons other than for Cause, either of them incurs a Disability (as hereinafter defined) or voluntarily terminates her or his employment for Good Reason, such executive will be entitled to (i) a cash amount equal to 1.0 multiplied by his or her annual base salary, payable in a lump sum on the 60th day following the date of termination, (ii) a cash amount equal to 1.0 multiplied by the greater of (A) the actual bonus paid for the fiscal year immediately preceding the date of termination, (B) the actual bonus attained for the fiscal year in which the date of termination occurs, or (C) the target bonus for the fiscal year in which the date of termination occurs, payable in a lump sum on the 60th day following the date of termination, and (iii) 18 months of continued coverage under the Company’s medical, dental, life and disability plans and COBRA benefits provided that a timely election for COBRA continuation coverage is made and the applicable amounts are paid, at the same cost to the individual as in effect on the date of the Change in Control (or, if lower, as in effect at any time thereafter).

Common Defined Terms Used in the 2024 Agreements

For purposes of the 2024 Agreements, the terms “Cause,” “Change in Control,” “Disability,” and “Good Reason” have the following definitions:

“Cause” shall mean that one or more of the following has occurred:

(i)	The executive is convicted of a felony or pleads guilty or nolo contendere to a felony (whether or not with respect to the Company or any of its affiliates);

(ii)	A failure of the executive to substantially perform her or his responsibilities and duties to the Company which, to the extent curable, is not remedied within 10 days after the executive’s receipt of written notice given by any member of the Board identifying the failure in reasonable detail and granting the executive an opportunity to cure such failure within such 10 day period;

(iii)	The failure of the executive to carry out or comply with any lawful and reasonable directive of the Board (or any committee of the Board), which, to the extent curable, is not remedied within 10 days after the executive’s receipt of written notice given by or on behalf of the Company identifying the failure in reasonable detail and granting the executive an opportunity to cure such failure within such 10 day period;

(iv)	The executive engages in illegal conduct, any breach of fiduciary duty (if any), any act of material dishonesty or other misconduct, in each case in this clause (iv), against the Company or any of its affiliates;

(v)	A material violation or willful breach by the executive of any of the policies or procedures of the Company, including, without any limitation, any employee manual, handbook or code of conduct of the Company which, to the extent curable, is not remedied within 10 days after the executive’s receipt of written notice given by or on behalf of the Company identifying the violation or breach in reasonable detail and granting the executive an opportunity to cure such violation or breach within such 10 day period;

(vi)	The executive fails to meet any material obligation the executive may have under any agreement entered into with the Company which, to the extent curable, is not remedied within 10 days after the executive’s receipt of written notice given by any member of the Company identifying the failure in reasonable detail and granting the executive an opportunity to cure such failure within such 10 day period;

(vii)	The executive’s failure to maintain any required applicable license, permit or card required by the federal or state authorities or a political subdivision or agency thereof (or the suspension, revocation or denial of such license, permit or card); or

(viii)	The executive’s breach of any non-compete, non-solicit, confidentiality or other restrictive covenant to which the executive may be subject, pursuant to an employment agreement or otherwise, except as provided in the respective agreement.

A “Change in Control” of the Company will be deemed to occur as of the first day that one or more of the following conditions is satisfied:

(i)	The “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Company Voting Securities”) is accumulated, held or acquired by a “Person” (as defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, holders of capital stock of the Company as of the date hereof or a subsidiary thereof, any corporation owned, directly or indirectly, by the Company’s stockholders in substantially the same proportions as their ownership of stock of the Company); provided, however, that any acquisition from the Company or any acquisition pursuant to a transaction that complies with clauses (A), (B) and (C) of clause (iii) below will not be a Change in Control; provided further, that immediately prior to such accumulation, holding or acquisition, such Person was not a direct or indirect beneficial owner of 15% or more of the Company Voting Securities as of the date of the respective 2024 Agreement; or

(ii)	Individuals who, as of the date of the respective 2024 Agreement, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date of the 2024 Agreement whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board; or

(iii)	Consummation by the Company of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a “Business Combination”), in each case, unless immediately following such Business Combination: (A) more than 50% of the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries (the “Parent Corporation”), is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities; (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that (x) such ownership of the Company existed prior to the Business Combination or (y) that immediately prior to such Business Combination, such Person was a direct or indirect beneficial owner of 15% or more of the Company Voting Securities as of the date of this Agreement, and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

Notwithstanding anything to the contrary in the foregoing, in no event will a Change in Control be deemed to have occurred with respect to the executive if the executive is part of a purchasing group that consummates the Change in Control transaction. The executive will be deemed “part of a purchasing group” for purposes of the preceding sentence if the executive is an equity participant in the purchasing company or group (except (i) passive ownership of less than 2% of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing directors.

The term “Good Reason” means the occurrence of any of the following without the executive’s consent:

(i)	A material reduction or a material adverse alteration in the nature of the executive’s position, responsibilities or authorities or the assigning of duties to the executive that are materially inconsistent with those of the position of an executive of a company of comparable size in a comparable industry;

(ii)	The executive’s becoming the holder of a lesser office or title than that previously held;

(iii)	Any material breach of this Agreement by the Company that causes an adverse change to the terms and conditions of the executive’s employment;

(iv)	The Company requires the executive to relocate her or his principal business office to a location not within 75 miles of the executive’s principal office;

(v)	Any reduction in the executive’s salary, other than a reduction in salary generally applicable to substantially all executives; or

(vi)	Failure of the Company to pay the executive any amount otherwise vested and due under this Agreement or under any plan or policy of the Company following written notice by the executive to the Company identifying the failure and the basis for such payment and the Company’s failure to cure within 10 days following receipt of such written notice. In no event will a resignation be deemed to occur for “Good Reason” unless the executive provides notice to the Company, and such resignation occurs within 90 days after the event or condition giving rise thereto. Upon receiving notice from the executive, the Company shall have a period of 30 days during which it may remedy the event or condition.

The above description of the 2024 Agreements is qualified in its entirety by reference to the complete text of the Jennings Agreement and the Thomas Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated as of May 29, 2024, by and between the registrant and Rebecca A. Jennings.
10.2	Employment Agreement, dated as of May 28, 2024, by and between the registrant and David B. Thomas.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hycroft Mining Holding Corporation

Dated: May 30, 2024	By:	/s/ Rebecca A. Jennings
Rebecca A. Jennings
Senior Vice President and General Counsel